UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 20, 2010 (January 20, 2010)

MEDICAL CARE TEHCNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53665
(State or other jurisdiction of incorporation)	(Commission File No.)

22 Notting Hill Gate, Suite 127
London, UK X0 W11 3JE
(Address of principal executive offices and Zip Code)

011 44 207 526 2128
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

On January 20, 2010, Patricia Traczykowski resigned as a member of our board of directors.

On January 20, 2010 we appointed Ning C. Wu as a member of the board of directors. Since January 12, 2010, Mr. Wu has been our president, principal executive officer, principal financial officer and principal accounting officer.  Mr. Wu was a partner and chief executive officer of GroupIT and was a partner and chief executive officer of Open Planet Enterprises Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 20th day of January 2010.

MEDICAL CARE TECHNOLOGIES INC.

BY:	MICHAEL FREEBERG
Michael Freeberg Treasurer and a member of the Board of Directors.